EXHIBIT 32.0


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of CyberOptics Corporation (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), the undersigned, Kathleen P. Iverson, Chief Executive Officer, and Scott G. Larson, the Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                               /s/ Kathleen P. Iverson
                               ---------------------------------------------
                               Kathleen P. Iverson
                               Chief Executive Officer.
                               March 26, 2004

                               /s/ Scott G. Larson
                               ---------------------------------------------
                               Scott G. Larson
                               Chief Financial Officer
                               March 26, 2004